UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934
April 27, 2011
Date of Report (Date of earliest event reported)
LOCAL.COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34197 (Commission File Number)	33-0849123 (IRS Employer Identification No.)
7555 Irvine Center Drive
Irvine, California 92618
(Address of principal executive offices, zip code)
(949) 784-0800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-99.1
EX-99.2

Item 2.02 Results of Operations and Financial Condition.
On May 2, 2011, the Registrant issued a press release announcing information regarding its financial results for the completed quarter ended March 31, 2011, and will hold a conference call at approximately 1:30 P.M., Pacific Time, on May 2, 2011, to discuss these results. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.
The information contained in this Current Report, including the accompanying exhibit, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report is not incorporated by reference into any filings of Local.com Corporation made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing unless specifically stated so therein.
The Registrant made reference to non-GAAP financial information in the press release and included a reconciliation of those non-GAAP financial measures to the comparable GAAP financial measures in the press release as well.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On April 28, 2011, the Registrant issued a press release announcing that Lowell W. Robinson was appointed to the Board of Directors of the Registrant on April 27, 2011.
Mr. Robinson, age 62, served as Chief Financial Officer and Chief Operating Officer of MIVA, Inc., a publicly-traded online advertising network and digital marketing company, from August 2007 through March 2009. From December 2006 to August 2007, Mr. Robinson served as MIVA’s Chief Financial Officer and Chief Administrative Officer. From 2002 to 2006, Mr. Robinson served as the President of LWR Advisors, a firm which provides strategic and financial consulting services. In the past five years, Mr. Robinson has served on five publicly-traded company boards. Since 2005, Mr. Robinson has served as a director of The Jones Group Inc., where he serves as a member of both the compensation and audit committees. From 2006 to 2010, Mr. Rovinson served on the board of advisors for the University of Wisconsin School of Business. From 2003 to 2009, Mr. Robinson served as a director of Wire Group, Inc. where he served as chairman of the audit committee. Mr. Robinson received an MBA in Finance from Harvard Business School and a BA in Economics from The University of Wisconsin.
Mr. Robinson will serve as a Class III director continuing in office until the Registrant’s Annual Meeting of Stockholders in 2011.
A copy of the press release is furnished as Exhibit 99.2 to this Current Report.
Item 9.01 Financial Statements and Exhibits.

99.1	Press Release of Local.com Corporation dated May 2, 2011.

99.2	Press Release of Local.com Corporation dated April 28, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCAL.COM CORPORATION
Date: May 2, 2011	By:	/s/ Kenneth S. Cragun
Kenneth S. Cragun
Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

99.1	Press Release of Local.com Corporation dated May 2, 2011.

99.2	Press Release of Local.com Corporation dated April 28, 2011.